SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          ATHEY PRODUCTS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:



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                         PROXY/VOTING INSTRUCTION CARD

                           ATHEY PRODUCTS CORPORATION

                             1839 South Main Street
                     Wake Forest, North Carolina 27887-8289

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John F. McCullough and Martin W. McCullough as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Athey Products Corporation (the "Company") held of record by the undersigned on April 12, 1999 at the annual meeting of stockholders to be held on May 27, 1999 or at any adjournment thereof. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR FIXING THE NUMBER OF DIRECTORS OF THE COMPANY AT FIVE, FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2 AS INDICATED ON THE REVERSE SIDE HEREOF.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

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   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
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Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                           ATHEY PRODUCTS CORPORATION
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Mark box at right if an address change or comment has been             [ ]
noted on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:


                                                      --------------------------
Please be sure to sign and date this Proxy.           Date
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--------Stockholder sign here-------------------------Co-owner sign here--------

DETACH CARD


1. Fixing the number of directors at five and election of Directors.

   John P. Kelly                   For All     With-      For All
   John F. McCullough              Nominees    hold       Except
   Martin W. McCullough              [ ]       [ ]          [ ]
   Thomas N. Nelson
   Richard A. Rosenthal

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                        For    Against   Abstain
2. Proposal to approve the appointment of McGladrey     [ ]      [ ]       [ ]
   & Pullen, LLP as the independent public
   accountants of the Company.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

                                                                     DETACH CARD